SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                 ---------------



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)         March 5, 1999
                                                -------------------------------


                         AMERICAN DREAM ENTERTAINMENT, INC.
                         ---------------------------------
               (Exact name of registrant as specified in charter)



        Florida                     033-67536                   59-3169033
        -------                     ---------                   ----------
(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)             File Number)            Identification No.)


1616 Gulf-To-Bay Boulevard, Clearwater, FL                         33757
----------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone Number, including area code          (727) 446-7981
                                                   ----------------------------



                     FEDERAL AFFORDABLE HOUSING CORPORATION
                     --------------------------------------
          (Former name or former address, if changed since last report)

Item 1.       Changes in Control of Registrant.

              On March 5, 1999, Dreamweavers N.V., Curacao, Netherlands Antilles corporation entered into a Royalty and License Agreement granting the Company an exclusive license agreement to exploit a medial concept known as Robin and The Dreamweavers(TM). In consideration of the License Agreement the Company issued 16,000,000 shares of restricted common stock to Dreamweavers N.V.

              The 16,000,000 shares represents approximately 88% of the total outstanding stock of the Company.

              Upon execution of the License Agreement, the President, Secretary and Director, Mr. Dick Metz, resigned and Mr. Dirk W. Peschar, a resident and citizen of The Netherlands was appointed President, Secretary and Director of the Company. Mr. Peschar also serves as Chairman of Dreamweavers N.V.

Item 2.       Acquisition or Disposition of Assets.

              On March 5, 1999 the Company entered into a Royalty and License Agreement with Dreamweavers N.V. whereby the Company acquired United States of America exclusive rights to market the concept of "Robin and the Dreamweavers", trademark and all merchandising within the United States of America. A full description of the terms and conditions of the Royalty and License Agreement and related agreement discussed below are attached as Exhibit "A" hereto.

              In connection with the License Agreement and in order to restructure the Company to reflect the new line of business for the exploitation of media products known as "Robin and the Dreamweavers" within the USA, the Company divested itself of all existing assets and liabilities by transferring such assets and liabilities to a newly formed subsidiary, AAA Homes, Inc. and agreed to have no more than 1,000,000 shares of common stock outstanding prior to the issuance of 16,000,000 shares of restricted common stock to Dreamweavers N.V. Mr. Dick Metz is the sole director and officer of AAA Homes, Inc. It is the intent of the parties that the shares of AAA Homes, Inc. be distributed to the Company's shareholders of record as of February 1, 1999,

Item 3.       Bankruptcy or Receivership.

              No applicable.

Item 4.       Changes in Registrant's Certifying Accountant.

              In June, 1999, the Company engaged Pender, Newkirk & Company, CPA's, Tampa, FL as its auditors for the Fiscal Year Ended May 31, 1998. The Company intends to file a subsequent Form 8-K within five (5) days complying with the provisions of Item 4 to Form 8-K..

Item 5.       Other Materially Important Events.

              In May, 1999, the Company amended its Certificate of Incorporation through actions by its majority stockholder, Dreamweavers N.V. to change its name to American Dream Entertainment, Inc. and to increase the authorized common stock from 20,000,000 to 50,000,000 shares.

Item 6.       Appointment of Registrant's President.

              On March 5, 1999, the Company's President and Secretary, Mr. Richard Metz resigned and Mr. Dirk W. Peschar was appointed as the Company's President, Secretary and Sole Director.

              On March 12, 1999, Mr. Dirk W. Peschar resigned as Secretary of the Company, and Elanore Shumsky was appointed as Secretary of American Dream Entertainment, Inc.

Item 7.       Financial Statements, Pro Form Financial Information and Exhibits.

              None.

Item 8.       Change in Fiscal Year.

              Not applicable.



                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  June 16, 1999                      By:     /s/ Dirk W. Peschar
                                                  -------------------
                                                  Dirk W. Peschar
                                                  Director and President


Exhibits:         Royalty and License Agreement.
                  Agreement dated March 5, 1999.


MTC/ej/187724


                                       3